                                                                    EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 3, 2003 relating to the financial statements and financial statement schedule of Globix Corporation, which appears in Globix Corporation's Annual Report on Form 10-K for the year ended September 30, 2004.



/s/ PricewaterhouseCoopers LLP
------------------------------

New York, New York
March 29, 2005